(LOGO GRAPHIC OMITTED)

        FIRST INVESTORS


         INSURED TAX EXEMPT
         FUND II










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   THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
   SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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   THE DATE OF THIS

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                               P R O S P E C T U S
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                                                                  IS MAY 1, 2003

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CONTENTS
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OVERVIEW OF THE FUND

What is the Insured Tax Exempt Fund II?......................................  5
   Objective.................................................................  5
   Principal Investment Strategies...........................................  5
   Principal Risks...........................................................  5
Who should consider buying the Insured Tax Exempt Fund II?...................  6
How has the Insured Tax Exempt Fund II performed?............................  7
What are the fees and expenses of the Insured Tax Exempt Fund II?............  9

THE FUND IN DETAIL

What are the Insured Tax Exempt Fund II's objective, principal investment strategies and principal risks?................................ 11
Who manages the Insured Tax Exempt Fund II?.................................. 14

BUYING AND SELLING SHARES

How and when does the Fund price its shares?................................. 15
How do I buy shares?......................................................... 15
Which class of shares is best for me?........................................ 16
How do I sell shares?........................................................ 18
Can I exchange my shares for the shares of other First Investors Funds?...... 18

ACCOUNT POLICIES

What about dividends and capital gain distributions?......................... 19
What about taxes?............................................................ 19
How do I obtain a complete explanation of all account privileges and policies?............................................................. 20

FINANCIAL HIGHLIGHTS ........................................................ 21

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OVERVIEW OF THE FUND
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WHAT IS THE INSURED TAX EXEMPT FUND II?

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the Alternative Minimum Tax ("AMT").

Principal Investment Strategies:

The Fund invests in municipal bonds and other municipal securities, including variable rate and floating rates notes, that pay interest that is exempt from federal income tax and the federal AMT. The Fund invests primarily in municipal bonds that are insured as to timely payment of interest and principal by independent insurance companies that are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's Investors Service, Inc. ("Moody's"). The Fund generally invests in long-term bonds with maturities of fifteen years or more. The Fund may invest in derivative securities, including inverse floaters and interest rate swaps, to hedge against changes in interest rates or to enhance potential return.

Principal Risks:

The most significant risk of investing in the Fund is interest rate risk. As with other bonds, the market values of municipal bonds fluctuate with changes in interest rates. When interest rates rise, municipal bonds tend to decline in price, and when interest rates fall, they tend to increase in price. In general, long-term bonds pay higher interest rates, but are more volatile in price than short- or intermediate-term bonds. When interest rates decline, the interest income received by the Fund may also decline.

To a lesser degree, an investment in the Fund is subject to credit risk. This is the risk that an issuer of the bonds, held by the Fund, may not be able to pay interest or principal when due. The market prices of bonds are affected by the credit quality of their issuers. While the Fund invests in municipal bonds that are insured against credit risk, the insurance does not eliminate credit risk because the insurer may not be financially able to pay claims. In addition, not all of the securities held by the Fund are insured. Moreover, the insurance does not apply in any way to the market prices of securities owned by the Fund or the Fund's share price, both of which will fluctuate.

Investments in derivative securities can increase the volatility of the Fund's share price and expose the Fund to significant additional costs and potential investment losses.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE INSURED TAX EXEMPT FUND II?

The Insured Tax Exempt Fund II may be used by individuals as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

|X| Are seeking a relatively conservative investment which provides a high degree of credit quality,

|X| Are seeking income that is exempt from federal income tax, including the AMT,

|X| Are seeking a relatively high level of tax exempt income and are willing to assume a moderate degree of market volatility to achieve this goal, and

|X|  Have a long-term investment horizon and are able to ride out market cycles.

The Insured Tax Exempt Fund II is generally not appropriate for retirement accounts, investors in low tax brackets, or corporate or similar business accounts. Different tax rules apply to corporations and other entities.

You should keep in mind that the Fund is not a complete investment program. For most investors, a complete program should include stock, bond and money market funds. Stocks have historically outperformed other categories of investments over long periods of time and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program could result in a loss.

HOW HAS THE INSURED TAX EXEMPT FUND II PERFORMED?

The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Prior to December 18, 2000, the Fund was named the Executive Investors Insured Tax Exempt Fund and had only one undesignated class of shares. The Fund now has two classes of shares: Class A and Class B shares. The original Insured Tax Exempt Fund shares are designated as Class A shares. The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


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                             INSURED TAX EXEMPT II
                           (BAR CHART GRAPHIC OMITTED)

 15.74%  -3.95%   20.53%  4.11%   10.30%  7.39%  -1.92%  13.50%   5.43%  12.34%

  1993    1994    1995    1996    1997    1998    1999    2000    2001    2002


DURING THE PERIODS SHOWN, THE HIGHEST QUARTERLY RETURN WAS 8.06% (FOR THE QUARTER ENDED MARCH 31, 1995), AND THE LOWEST QUARTERLY RETURN WAS -5.64% (FOR THE QUARTER ENDED MARCH 31, 1994).
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                                       5
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The following table shows the average annual total returns for the Fund's Class
A and Class B shares, assuming reinvestment of dividends and distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns on sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2002)

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                                                                         CLASS B
                                                            CLASS A     (LIFE OF
                                       1 YEAR     5 YEARS  (10 YEARS)    CLASS*)
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CLASS A SHARES
Return Before Taxes                     5.91%      5.94%      7.46%       N/A
Return After Taxes on Distributions     5.42%      5.44%      6.98%       N/A
Return After Taxes on Distributions
  and Sale of Fund Shares               5.22%      5.39%      6.78%       N/A
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CLASS B SHARES
Return Before Taxes                     7.49%       N/A         N/A      6.95%
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INDEX
Lehman Brothers Municipal Bond
  Index (reflects no deduction
  for fees, expenses or taxes)          9.60%      6.06%      6.70%      7.34%
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*CLASS B SHARES COMMENCED OPERATIONS ON 12/18/00. THE RETURN SHOWN FOR THE INDEX
 IS FOR THE PERIOD 12/31/00 TO 12/31/02.

WHAT ARE THE FEES AND EXPENSES OF THE INSURED TAX EXEMPT FUND II?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

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Shareholder fees

(FEES PAID DIRECTLY FROM YOUR INVESTMENT)       CLASS A SHARES    CLASS B SHARES
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Maximum sales charge (load) imposed on
purchases (as a percentage of offering
price)                                               5.75%             None
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Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                           None*             4.00%**
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*A CDSC OF 1% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE
PURCHASED WITHOUT A SALES CHARGE.

**4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

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                                              TOTAL
                                              ANNUAL      FEE WAIVER
                                               FUND         AND/OR
         MANAGEMENT  DISTRIBUTION   OTHER    OPERATING      EXPENSE       NET
           FEES      AND SERVICE   EXPENSES   EXPENSES    ASSUMPTIONS   EXPENSES
            (1)        (12B-1)       (2)        (3)       (1),(2),(3)     (3)
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Class A
Shares     1.00%        0.25%       0.22%       1.47%        0.47%       1.00
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Class B
Shares     1.00%        1.00%       0.22%       2.22%        0.47%       1.75
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(1) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, THE ADVISER WAIVED MANAGEMENT
FEES IN EXCESS OF 0.60%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD OF DIRECTORS/TRUSTEES ("BOARD") TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.60% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

(2) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, THE ADVISER ASSUMED OTHER EXPENSES IN EXCESS OF 0.15%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD TO ASSUME OTHER EXPENSES IN EXCESS OF 0.15% FOR THE FISCAL YEAR ENDING DECEMBER 31, 2003.

(3) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.


Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:


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                                 ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
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If you redeem your shares:
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Class A shares                     $671         $970        $1,289      $2,193
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Class B shares                     $578         $949        $1,347      $2,328*
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If you do not redeem your shares:
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Class A shares                     $671         $970        $1,289      $2,193
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Class B shares                     $178         $649        $1,147      $2,328*
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*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

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THE FUND IN DETAIL
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WHAT ARE THE INSURED TAX EXEMPT FUND II'S OBJECTIVE, PRINCIPAL INVESTMENT
STRATEGIES, AND PRINCIPAL RISKS?

Objective:

The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the AMT.

Principal Investment Strategies:

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that pay interest that is exempt from federal income tax, including the AMT. Municipal securities are bonds, notes and commercial paper that are issued by state and local governments, their agencies and authorities, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands) or their respective agencies, instrumentalities and authorities. The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.

All municipal bonds in which the Fund invests are insured as to the timely payment of interest and principal by independent insurance companies, which are rated in the top rating category by a nationally recognized statistical rating organization, such as Moody's, Standard & Poor's Ratings Group and Fitch IBCA. The Fund may purchase municipal bonds which have already been insured by the issuer, underwriter, or some other party or it may purchase uninsured bonds and insure them under a policy purchased by the Fund. While all municipal bonds held by the Fund are insured, not all securities held by the Fund may be insured. In general, the non-insured securities held by the Fund are limited to short-term investments. In any event, the insurance does not guarantee the market values of the bonds held by the Fund or the Fund's share price.

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and other municipal securities that are insured as to the timely payment of interest and principal as described above. The Fund will provide shareholders with at least 60 days notice before changing this 80% policy.

The Fund follows the strategy of investing in long-term municipal bonds, which are generally more volatile in price, but offer more yield than short- or intermediate-term bonds. The Fund generally purchases bonds with maturities of fifteen years or more. The Fund adjusts the duration of its portfolio based upon its outlook on interest rates. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond, but also the time value of money that will be received from the bond over its life. The Fund will generally adjust the duration of its portfolio by buying or selling municipal securities, including zero coupon bonds. For example, if the Fund believes that interest rates are likely to rise, it will generally attempt to reduce its duration by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.

The Fund may invest in variable rate and floating rate municipal securities. Variable and floating rate securities pay interest which adjusts at specific intervals or when a benchmark rate changes.

The Fund may also invest in derivative securities, including inverse floaters and interest rate swaps, to hedge against changes in interest rates or to enhance potential return. Derivative securities are instruments that derive their values from other instruments, securities, or indices. Under normal circumstances, the Fund will not invest more than 10% of its net assets in derivative securities.

In selecting investments, the Fund considers maturity, coupon and yield, relative value of an issue, the credit quality of the issuer, the cost of insurance and the outlook for interest rates and the economy. Although the Fund attempts to invest solely in instruments that pay interest that is exempt from federal income tax, including the AMT, at times it may invest in instruments subject to federal income tax.

The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment or it falls short of the portfolio manager's expectations. The Fund will not necessarily sell an investment if its rating is reduced or there is a default by the issuer.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund is so invested, it may not achieve its investment objective. The Fund may at times, engage in short-term trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return for the Fund.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Insured Tax Exempt Fund II:

Interest Rate Risk:

The market value of municipal securities is affected by changes in interest rates. When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. The price volatility of municipal securities also depends on their maturities and durations. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates. To compensate investors for this higher risk, municipal securities with longer maturities and durations generally offer higher yields than municipal securities with shorter maturities and durations.

Interest rate risk also includes the risk that the yields, received by the Fund on some of its investments, will decline as interest rates decline. The Fund buys investments with fixed maturities as well as investments that give the issuer the option to "call" or redeem these investments before their maturity dates. If investments mature or are "called" during a time of declining interest rates, the Fund will have to reinvest the proceeds in investments offering lower yields. The Fund also invests in floating rate and variable rate demand notes. When interest rates decline, the rates paid on these securities may decline.

Credit Risk:

This is the risk that an issuer of securities will be unable to pay interest or principal when due. As a result of the downturn in the economy, declining tax revenues and other factors, many states and municipalities are now facing financial difficulties that could affect their ability to repay their debts. Although all of the municipal bonds purchased by the Fund are insured as to scheduled payments of interest and principal, the short-term municipal securities that are purchased by the Fund may not be insured. Moreover, insurance does not protect the Fund against fluctuations in the market values of such bonds or the share price of the Fund. A downgrade in an issuer's credit rating or other adverse news about the issuer can reduce the market value of the issuer's securities even if the issuer is not in default. Furthermore, the insurance does not entirely eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds that they insure and not all of the securities held by the Fund are insured. It is also important to note that, although insurance may increase the credit safety of investments held by the Fund, it decreases the Fund's yield as the Fund must pay for the insurance directly or indirectly.

Market Risk:

The Fund is subject to market risk. Municipal securities in general may decline over short or even extended periods due to a variety of factors, including changes in tax laws and supply and demand. They may also decline in value even if the overall market is doing well.

Derivative Securities Risk:

Investments in derivative securities can increase the volatility of the Fund's share price and expose the Fund to significant additional costs and potential investment losses. Inverse floaters tend to fluctuate significantly more in price in response to changes in interest rates than other municipal securities. Interest rate swaps may result in losses if interest rates do not move as expected or if the counter-parties are unable to satisfy their obligations. Moreover, derivative securities may be difficult or impossible to sell due to the lack of a secondary trading market.

WHO MANAGES THE INSURED TAX EXEMPT FUND II?

First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to the Fund. FIMCO has been an investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. As of December 31, 2002, FIMCO served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5.2 billion. FIMCO supervises all aspects of the Fund's operations. For the fiscal year ended December 31, 2002, FIMCO received advisory fees, net of waiver (if any), of 0.60% of the Fund's average daily net assets.

Clark D. Wagner serves as Portfolio Manager of the Fund. Mr. Wagner is FIMCO's Director of Fixed Income. Mr. Wagner was Chief Investment Officer of FIMCO from 1992-2001. He also serves as Portfolio Manager of certain other First Investors Funds.

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BUYING AND SELLING SHARES
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HOW AND WHEN DOES THE FUND PRICE ITS SHARES?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated once each day as of 4 p.m., Eastern Time ("E. T."), on each day the New York Stock Exchange ("NYSE") is open for regular trading ("Business Day"). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund first values its assets, subtracts its liabilities, and then divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

The Fund's assets are generally valued on the basis of market quotations, last sale prices or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund. Debt obligations with maturities of 60 days or less are valued at amortized cost.

HOW DO I BUY SHARES?

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. Subsequent payments can be made in any amount. We have lower initial investment requirements for retirement accounts and offer automatic investment plans that allow you to open any Fund account with small monthly payments. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices prior to the close of our business, which generally occurs at 5 p.m., E.T. Orders placed after the close of regular trading on the NYSE will be priced at the next Business Day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual, which is available upon request. The Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interest of the Fund and its shareholders.

WHICH CLASS OF SHARES IS BEST FOR ME?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.

The following tables describe the sales charge for Class A shares and contingent deferred sales charge ("CDSC") for Class B shares. As described in the Shareholder Manual, sales charges and CDSCs may be reduced or waived under certain circumstances and for certain groups.

Because of the lower overall expenses on Class A shares, we recommend Class A shares for purchases in excess of $250,000. If you are investing in excess of $1,000,000, we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon and your preference for paying the sales charge initially or later. If you fail to tell us what class of shares you want, we will purchase Class A shares for you.

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                                CLASS A SHARES*

CLASS A SHARES OF THE FUND ARE SOLD AT THE PUBLIC OFFERING PRICE, WHICH INCLUDES A FRONT-END SALES LOAD. THE SALES CHARGE DECLINES WITH THE SIZE OF YOUR PURCHASE, AS ILLUSTRATED BELOW.

                  SALES CHARGE AS A PERCENTAGE     SALES CHARGE AS A PERCENTAGE
YOUR INVESTMENT        OF OFFERING PRICE              OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $100,000           5.75%                            6.10%
--------------------------------------------------------------------------------
$100,000-$249,999            4.50                             4.71
--------------------------------------------------------------------------------
$250,000-$499,999            3.50                             3.63
--------------------------------------------------------------------------------
$500,000-$999,999            2.50                             2.56
--------------------------------------------------------------------------------
$1,000,000 or more           0**                              0**
--------------------------------------------------------------------------------

*IF YOU WERE A SHAREHOLDER OF THE INSURED TAX EXEMPT FUND II PRIOR TO DECEMBER 18, 2000, YOU WILL CONTINUE TO BE ABLE TO PURCHASE ADDITIONAL CLASS A SHARES OF THE FUND AT A LOWER SALES CHARGE WHICH WAS THEN IN EFFECT FOR AS LONG AS YOU MAINTAIN YOUR INVESTMENT IN THE FUND - THAT IS, A SALES CHARGE (EXPRESSED AS A PERCENTAGE OF OFFERING PRICE) OF 4.75% ON INVESTMENTS OF LESS THAN $100,000; 3.90% ON INVESTMENTS OF $100,000 - $249,999; 2.90% ON INVESTMENTS OF $250,000 -
$499,999; AND 2.40% ON INVESTMENTS OF $500,000 - $999,999.

**IF YOU INVEST $1,000,000 OR MORE IN CLASS A SHARES, YOU WILL NOT PAY A FRONT-END SALES CHARGE. HOWEVER, IF YOU MAKE SUCH AN INVESTMENT AND THEN SELL YOUR SHARES WITHIN 24 MONTHS OF PURCHASE, YOU WILL PAY A CDSC OF 1.00%.

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                                 CLASS B SHARES*

CLASS B SHARES ARE SOLD AT NET ASSET VALUE WITHOUT ANY INITIAL SALES CHARGE. HOWEVER, YOU MAY PAY A CDSC WHEN YOU SELL YOUR SHARES. THE CDSC DECLINES THE LONGER YOU HOLD YOUR SHARES, AS ILLUSTRATED BELOW. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

YEAR OF REDEMPTION                      CDSC AS A PERCENTAGE OF
                                 PURCHASE PRICE OR NAV AT REDEMPTION
--------------------------------------------------------------------------------

Within the 1st or 2nd year                        4%
--------------------------------------------------------------------------------
Within the 3rd or 4th year                        3
--------------------------------------------------------------------------------
In the 5th year                                   2
--------------------------------------------------------------------------------
In the 6th year                                   1
--------------------------------------------------------------------------------
Within the 7th year and 8th year                  0
--------------------------------------------------------------------------------

* THERE IS NO CDSC ON CLASS B SHARES THAT ARE ACQUIRED THROUGH REINVESTMENT OF DIVIDENDS OR DISTRIBUTIONS. THE CDSC IS IMPOSED ON THE LOWER OF THE ORIGINAL PURCHASE PRICE OR THE NET ASSET VALUE OF THE SHARES BEING SOLD. FOR PURPOSES OF DETERMINING THE CDSC, ALL PURCHASES MADE DURING A CALENDAR MONTH ARE COUNTED AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH AT THE AVERAGE COST OF ALL PURCHASES MADE DURING THAT MONTH. TO KEEP YOUR CDSC AS LOW AS POSSIBLE, EACH TIME YOU PLACE A REQUEST TO SELL SHARES, WE WILL FIRST SELL ANY SHARES IN YOUR ACCOUNT THAT CARRY NO CDSC. IF THERE IS AN INSUFFICIENT NUMBER OF THESE SHARES TO MEET YOUR REQUEST IN FULL, WE WILL THEN SELL THOSE SHARES THAT HAVE THE LOWEST CDSC.



The Fund has adopted plans pursuant to Rule 12b-1 for its Class A and Class B shares that allows the Fund to pay fees for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

HOW DO I SELL SHARES?

You may redeem your Fund shares on any day the Fund is open for business by contacting your Representative who will place a redemption order for you or by sending a written redemption request to Administrative Data Management Corp. ("ADM"), at 581 Main Street, Woodbridge, N.J. 07095-1198.

Subject to the policies outlined in our Shareholder Manual, you may also make a redemption by telephoning the Special Services Department of ADM at 1-800-342-6221 or instructing us to make an electronic transfer to a predesignated bank. Shares that you have owned for less than 15 days may only be redeemed by written request.

Your redemption request will be processed at the price next computed after we receive the request in good order, as described in the Shareholder Manual. For all requests, please provide your account number.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take up to 15 days from the date of the purchase).

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

You may exchange shares of the Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). For further information about exchange privileges, see the Shareholder Manual or call your Representative or ADM at 1-800-423-4026.

The Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the Funds involved and the background of the shareholder or dealer involved. The Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

--------------------------------------------------------------------------------
ACCOUNT POLICIES
--------------------------------------------------------------------------------

WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

The Fund will declare on a daily basis, and pay on a monthly basis, dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually at the end of the Fund's fiscal year. The Fund may make an additional distribution in any year, if necessary, to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a dividend or distribution check, you will not receive interest on the amount of the check while it remains outstanding. If the Fund is unable to obtain a current address for you, it will reinvest your dividends and distributions in additional Fund shares to you in accordance with our "Returned Mail" policy, as described in our Shareholder Manual. No interest will be paid to you while a distribution remains uninvested.

A dividend or distribution paid on a class of shares will be paid in additional shares of the distributing class if it is under $10 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

WHAT ABOUT TAXES?

For individual shareholders, income dividends paid by the Fund should generally be exempt from federal income taxes including the federal AMT. However, the Fund reserves the right to buy securities that may produce taxable income to shareholders.

Distributions of long-term capital gains (if any) by the Fund are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. Distributions of interest income from taxable obligations (if any) and short-term capital gains (if any) are taxed to you as ordinary income. You are taxed in the same manner whether you receive your capital gain distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

The Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges and related policies are described in our Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the financial performance of the Fund for the years indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------
INSURED TAX EXEMPT FUND***
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
PER SHARE DATA

        NET ASSET    INCOME FROM                               LESS DISTRIBUTIONS
        VALUE AT     INVESTMENT OPERATIONS                     FROM
        BEGINNING
        OF PERIOD    Net         Net Realized    Total from    Net         Net Realized  Total
                     Investment  and             Investment    Investment  Gains         Distributions
                     Income      Unrealized      Operations    Income
                                 Gain (Loss)
                                 on Investments

CLASS A

1998     $14.41      $.660           $.390         $1.050        $.660         $.240        $.900
1999      14.56       .670           (.940)         (.270)        .650          .030         .680
2000      13.61       .668           1.120          1.788         .681          .417        1.098
2001      14.30       .591            .175           .766         .593          .143         .736
2002      14.33       .549           1.191          1.740         .548          .252         .800

CLASS B

2000*     14.61       .021            .109           .130         .023          .417         .440
2001      14.30       .487            .169           .656         .483          .143         .626
2002      14.33       .439           1.187          1.626         .444          .252         .696


------------------------------------------------------------------------------------------------------

* FOR THE PERIOD DECEMBER 18, 2000 (DATE CLASS B SHARES WERE FIRST OFFERED) TO DECEMBER 31, 2000.

**   CALCULATED WITHOUT SALES CHARGES.

*** PRIOR TO DECEMBER 18, 2000, KNOWN AS EXECUTIVE INVESTORS INSURED TAX EXEMPT FUND.

++ NET OF EXPENSES WAIVED OR ASSUMED BY THE INVESTMENT ADVISER AND/OR THE TRANSFER AGENT.

(A)  ANNUALIZED

-------------------------------------------------------------------------------------------

            TOTAL      RATIOS/SUPPLEMENTAL DATA
            RETURN

 NET        TOTAL      NET         RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
 ASSET      RETURN**   ASSETS AT   NET ASSETS++           NET ASSETS              TURNOVER
 VALUE      (%)        END OF                             BEFORE EXPENSES         RATE (%)
 AT END                PERIOD      Expenses   Net         WAIVED OR ASSUMED
 OF PERIOD             (IN         (%)        Investment
                       THOUSANDS)             Income (%)  Expenses    Net
                                                          (%)         Investment
                                                                      Income (%)

CLASS A

$14.56      7.39       $16,909       .80        4.50        1.73         3.57       172
 13.61     (1.92)       15,842       .80        4.72        1.73         3.79       205
 14.30     13.50        15,966       .80        4.78        1.78         3.80       167
 14.33      5.43        29,851      1.00        4.03        1.52         3.51       190
 15.27     12.34        64,728      1.00        3.67        1.47         3.20       147

CLASS B

 14.30       .89            52      1.31(a)     4.18(a)     2.84(a)      2.65(a)    167
 14.33      4.63         3,019      1.75        3.28        2.27         2.76       190
 15.26     11.49        12,771      1.75        2.92        2.22         2.45       147


-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      INSURED TAX EXEMPT FUND II
--------------------------------------------------------------------------------

(LOGO GRAPHIC OMITTED)

   FIRST INVESTORS

INSURED TAX EXEMPT FUND II

For more information about the Fund, the following documents are available for free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

These Reports include the holdings of the Fund as well as a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

SHAREHOLDER MANUAL:

The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Fund's shares.

To obtain free copies of Reports, the SAI and the Shareholder Manual, or to request other information, contact the Fund at:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198
TELEPHONE:  1-800-423-4026

To obtain information about the Fund, including your account balance and transaction history, you may also visit our website at: www.firstinvestors.com. To access your account information, you will need a password, which you may request over the web or by telephone.

You can review and copy Fund documents (including reports, the Shareholder Manual and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. To find out more, call the SEC at 1-202-942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

(INVESTMENT COMPANY ACT FILE NO.: 811-4927)